Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of South Dakota Soybean Processors, LLC (the “Company”) on Form 10-Q for the quarter ending September 30, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Mark Hyde, the Chief Financial Officer (Principal Financial and Accounting Officer) of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of September 30, 2011 (the last date of the period covered by the Report).

Dated: November 21, 2011
	By	/s/ Mark Hyde
Mark Hyde
A		Chief Financial Officer (Principal Financial and Accounting Officer)